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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 5, 2004

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

                DELAWARE                     001-31465            35-2164875
      (State or other jurisdiction       (Commission File     (I.R.S. Employer
    of incorporation or organization)         Number)        Identification No.)

        601 JEFFERSON, SUITE 3600
             HOUSTON, TEXAS                                       77002
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507
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Item 7.      Financial Statements And Exhibits.

Exhibit No.                   Description

99.1                          Press release dated August 5, 2004


Item 9 and 12.     Regulation FD; Results Of Operations And Financial Condition.


              In accordance with General Instructions B.2. and B.6 of Form 8-K, the following information and the exhibit referenced therein is being furnished under Item 9 and Item 12 of Form 8-K and is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

           On August 5, 2004, Natural Resource Partners L.P. (the "Partnership") announced via press release its earnings and operating results for the second quarter of 2004. A copy of the Partnership's press release is attached hereto as
Exhibit 99.1.

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SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATURAL RESOURCE PARTNERS L.P.
                                     (Registrant)

                                     By:    NRP (GP) LP
                                            its General Partner

                                     By:    GP Natural Resource Partners LLC
                                            its General Partner

                                            /s/ Wyatt L. Hogan
                                            -----------------------------------
                                            Wyatt L. Hogan
                                            Vice President and General Counsel

           Dated: August 5, 2004



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                                  EXHIBIT INDEX

Exhibit No.      Description
99.1             Press release dated August 5, 2004